Exhibit 99.1

               MONROE BANCORP REPORTS 9.0 PERCENT EARNINGS GROWTH
                          FOR THE THIRD QUARTER OF 2005

    BLOOMINGTON, Ind., Oct. 18 -- Monroe Bancorp (the "Company") (Nasdaq: MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), today reported net income of $1,908,000 or $0.32 per basic and diluted common share, for the quarter ended September 30, 2005, compared to $1,750,000 or $0.29 per basic and diluted common share for the same period in 2004. This represents a 9.0 percent increase in net income.

    Return on average assets (ROA) and return on average shareholders' equity
(ROE) were 1.13 percent and 15.24 percent, respectively, for the quarter ended September 30, 2005, compared to 1.14 percent and 15.14 percent for the same period in 2004.

    The Company reported net income of $5,403,000 or $0.90 per basic and diluted common share, for nine months ended September 30, 2005, compared to $4,977,000 or $0.83 per basic and $0.82 per diluted common share for the same period in 2004. This represents an 8.6 percent increase in net income.

    "We have been working hard to produce earnings growth in spite of the net interest margin challenges created by the flattening yield curve," said Mark D. Bradford, President and Chief Executive Officer. "I am gratified by the year to date and third quarter earnings growth that have resulted from our efforts. I am particularly proud of the growth of our non-interest income and the continued improvement in asset quality."

    Net Interest Margin
    Loans, including loans held for sale, totaled $511,752,000 on September 30, 2005, an 11.9 percent increase from total loans on September 30, 2004, which were $457,331,000. Loan growth was largely driven by an increase in commercial real estate loans. Total deposits at September 30, 2005 were $539,823,000 compared to $464,023,000 at September 30, 2004, an increase of 16.3 percent. Approximately one-third of the $75,800,000 deposit growth during this period was in brokered CDs. Deposits, net of brokered CDs grew by 10.9 percent between September 30, 2005 and September 30, 2004.

    Net interest income before the provision for loan losses increased 4.8 percent to $15,532,000 for the nine months ended September 30, 2005 compared to $14,825,000 for the same period in 2004. The tax equivalent net interest margin decreased to 3.51 percent for the first nine months of 2005 from 3.66 percent for the same period in 2004. The net interest margin for the nine months ended September 30, 2005 was 3.41 percent, compared to 3.55 percent for the same period in 2004, excluding tax-equivalent adjustments of $476,000 for 2005 and $463,000 for 2004.

    Non-Interest Income
    Non-interest income totaled $7,043,000 for the first nine months of 2005 compared to $6,070,000 for the corresponding period of 2004. Included in non-interest income are net realized and unrealized securities gains of $165,000 in the first nine months of 2005 and gains of $260,000 in the same period in 2004. Excluding net realized and unrealized securities gains and losses, non-interest income for the nine months ended September 30, 2005 increased $1,068,000 or 18.4 percent over the first nine months of 2004.

    "I am pleased to see our efforts to develop a strong mix of non-interest income sources contribute at this level to our net income growth," said Mr. Bradford.

    Non-Interest Expense
    Total non-interest expense increased $937,000 to $13,508,000 for the nine months ended September 30, 2005, as compared to $12,571,000 for the same period in 2004. Included in non-interest expense is unrealized appreciation related to the directors' and executives' deferred compensation plan in the amount of $126,000 for the first nine months of 2005 and $64,000 for the first nine months of 2004. This unrealized appreciation had no effect on net income. Non-interest expense, excluding the effect of the unrealized appreciation, grew from $12,507,000 during the first nine months of 2004 to $13,382,000 during the same period of 2005, an increase of 7.0 percent.

    Asset Quality
    Non-performing assets and 90-day past due loans totaled $2,604,000, or 0.38 percent of total assets on September 30, 2005. This is a 44.0 percent reduction, compared to $4,654,000, or 0.75 percent of total assets on September 30, 2004. Most of the improvement resulted from the sale of three non-performing assets.

    Net charge-offs for the nine months ended September 30, 2005 were $571,000 compared to $1,180,000 for the nine months ended September 30, 2004.

    Other News
    Trust fees grew to $1,158,000 for the nine months ended September 30, 2005. This is a 12.0 percent increase over the same time period in 2004. Trust assets under management reached $234,887,000, a 13.0 percent increase over the $207,931,000 for the nine months ended September 30, 2004.

    Fees from the origination and sale of residential mortgages totaled $1,021,000 for the nine months ended September 30, 2005, a 30.7 percent increase over the $781,000 earned during the same period of 2004. The results reflect our increased emphasis on business development calling efforts as the market transitions from a strong refinance market to a market where purchase transactions are a larger percentage of the available volume. Management believes that the Bank's efforts to develop an effective mortgage origination business in its Central Indiana region are also starting to yield results.

    Retail Services continues to grow as well, with the number of checking accounts increasing at an annualized rate of 7.42 percent as of September 30, 2005. This contributed to the increase in non-interest income. In addition, the impact of Monroe Bank's growth in Central Indiana continues to be positive. The opening of the new full-service banking center in Brownsburg is slated for January 2006.

    About Monroe Bancorp
    Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

    See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer,
(812) 331-3455.

    Use of Non-GAAP Financial Information
    To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used non-GAAP additional measures of operating results, noninterest income, and noninterest expense adjusted to exclude certain costs, expenses, gains and losses it believes appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

    Forward-Looking Statements
    This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                   Quarters Ended
                                                     ------------------------------------------
                                                      Sept 2005       Jun 2005       Mar 2005
                                                     ------------   ------------   ------------
                  BALANCE SHEET *
Cash and Cash Equivalents                            $     24,778   $     29,610   $     19,799
Federal Funds Sold                                              -              -              -
Securities                                                113,672        113,232        108,870
Total Loans                                               511,752        505,315        489,079
     Loans Held for Sale                                    3,331          5,739          2,661
     Commercial & Industrial                               88,896         90,157         90,837
     Real Estate:
          Commercial & Residential                        310,161        301,000        293,401
          Construction & Vacant Land                       62,125         63,609         60,596
          Home Equity                                      27,892         26,279         24,409
     Installment Loans                                     19,347         18,531         17,175
Reserve for Loan Losses                                     5,523          5,608          5,450
Bank Premises and Equipment                                12,468         12,205         11,610
Federal Home Loan Bank Stock                                2,545          2,494          2,464
Interest Receivable and Other Assets                       18,876         18,480         18,443
           Total Assets                              $    678,568   $    675,728   $    644,815

Total Deposits                                       $    539,823   $    529,559   $    513,826
     Noninterest Checking                                  92,258         96,363         83,287
     Interest Bearing
      Checking & NOW                                      113,257        116,577        117,009
     Regular Savings                                       21,440         21,747         22,751
     Money Market Savings                                  81,345         80,583         76,173
     CDs Less than $100,000                               119,975        116,987        115,284
     CDs Greater than $100,000                            100,038         86,109         88,986
     Other Time                                            11,510         11,193         10,336
Total Borrowings                                           82,371         90,438         77,243
     Federal Funds Purchased                                  125          6,050          5,100
     Securities Sold Under
      Repurchase Agreement                                 44,865         34,253         37,540
     FHLB Advances                                         36,833         48,875         34,029
     Loans Sold Under Repurchase
      Agreement                                               548          1,260            574
Interest Payable and Other
 Liabilities                                                6,535          6,763          6,291
          Total Liabilities                               628,729        626,760        597,360
Shareholders Equity                                        49,839         48,968         47,455
          Total Liabilities and
           Shareholders' Equity                      $    678,568   $    675,728   $    644,815

Book Value Per Share                                 $       8.30   $       8.16   $       7.91
End of period shares issued and
 outstanding                                            6,036,284      6,036,284      6,036,284
Less:  Unearned ESOP shares                                31,819         33,135         34,451
End of Period Shares Used to
 Calculate Book Value                                   6,004,465      6,003,149      6,001,833

    * period end numbers

                                                            Quarters Ended
                                                     ---------------------------
                                                       Dec 2004       Sept 2004
                                                     ------------   ------------
                  BALANCE SHEET *
Cash and Cash Equivalents                            $     21,396   $     29,128
Federal Funds Sold                                              -              -
Securities                                                109,712        107,063
Total Loans                                               477,085        457,331
     Loans Held for Sale                                    2,740          3,760
     Commercial & Industrial                               86,412         84,933
     Real Estate:
          Commercial & Residential                        284,303        270,942
          Construction & Vacant Land                       61,828         55,586
          Home Equity                                      25,390         25,044
     Installment Loans                                     16,412         17,066
Reserve for Loan Losses                                     5,194          4,830
Bank Premises and Equipment                                11,575         11,630
Federal Home Loan Bank Stock                                2,439          2,413
Interest Receivable and Other Assets                       16,957         17,722
           Total Assets                              $    633,970   $    620,457

Total Deposits                                       $    483,534   $    464,023
     Noninterest Checking                                  71,142         95,206
     Interest Bearing Checking & NOW                      102,495         86,997
     Regular Savings                                       23,608         23,659
     Money Market Savings                                  80,054         64,267
     CDs Less than $100,000                               110,040        108,026
     CDs Greater than $100,000                             85,717         75,186
     Other Time                                            10,478         10,682
Total Borrowings                                           97,378        101,869
     Federal Funds Purchased                               17,000         19,400
     Securities Sold Under Repurchase
      Agreement                                            41,761         42,994
     FHLB Advances                                         38,029         38,878
     Loans Sold Under Repurchase
      Agreement                                               588            597
Interest Payable and Other
 Liabilities                                                5,674          7,903
          Total Liabilities                               586,586        573,795
Shareholders Equity                                        47,384         46,662
          Total Liabilities and
           Shareholders' Equity                      $    633,970   $    620,457

Book Value Per Share                                 $       7.90   $       7.78
End of period shares issued and
 outstanding                                            6,035,110      6,035,110
Less:  Unearned ESOP shares                                35,767         37,059
End of Period Shares Used to
 Calculate Book Value                                   5,999,343      5,998,051

                                                             Years Ended
                                                     ---------------------------
                                                       Dec 2004       Dec 2003
                                                     ------------   ------------
                  BALANCE SHEET *
Cash and Cash Equivalents                            $     21,396   $     33,011
Federal Funds Sold                                              -              -
Securities                                                109,712        106,195
Total Loans                                               477,085        424,511
     Loans Held for Sale                                    2,740          2,219
     Commercial & Industrial                               86,412         83,017
     Real Estate:
          Commercial & Residential                        284,303        257,327
          Construction & Vacant Land                       61,828         40,560
          Home Equity                                      25,390         21,044
     Installment Loans                                     16,412         20,344
Reserve for Loan Losses                                     5,194          5,019
Bank Premises and Equipment                                11,575         11,683
Federal Home Loan Bank Stock                                2,439          2,331
Interest Receivable and Other Assets                       16,957         16,551
           Total Assets                              $    633,970   $    589,263

Total Deposits                                       $    483,534   $    436,683
     Noninterest Checking                                  71,142         73,579
     Interest Bearing Checking & NOW                      102,495         97,618
     Regular Savings                                       23,608         26,859
     Money Market Savings                                  80,054         71,974
     CDs Less than $100,000                               110,040         94,224
     CDs Greater than $100,000                             85,717         62,904
     Other Time                                            10,478          9,525
Total Borrowings                                           97,378        101,872
     Federal Funds Purchased                               17,000          8,900
     Securities Sold Under Repurchase
      Agreement                                            41,761         48,507
     FHLB Advances                                         38,029         43,825
     Loans Sold Under Repurchase
      Agreement                                               588            640
Interest Payable and Other
 Liabilities                                                5,674          5,333
          Total Liabilities                               586,586        543,888
Shareholders Equity                                        47,384         45,375
          Total Liabilities and
           Shareholders' Equity                      $    633,970   $    589,263

Book Value Per Share                                 $       7.90   $       7.49
End of period shares issued and
 outstanding                                            6,035,110      6,095,640
Less:  Unearned ESOP shares                                35,734         41,034
End of Period Shares Used to
 Calculate Book Value                                   5,999,376      6,054,606

    * period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                   Quarters Ended
                                                     ------------------------------------------
                                                      Sept 2005       Jun 2005       Mar 2005
                                                     ------------   ------------   ------------
                 INCOME STATEMENT
Interest Income                                      $      9,046   $      8,386   $      7,788
Interest Expense                                            3,716          3,210          2,762
Net Interest Income                                         5,330          5,176          5,026
Loan Loss Provision                                           240            330            330
Total Noninterest Income                                    2,528          2,481          2,034
     Service Charges on Deposit
      Accounts                                                914            932            756
     Trust Fees                                               396            386            376
     Commission Income                                        241            287            225
     Gain on Sale of Loans                                    445            338            237
     Realized Gains (Losses) on
      Securities                                               (5)            33             66
     Unrealized Gains (Losses) on
      Trading Securities
      Associated with Directors'
      Deferred Comp Plan                                       66             51            (46)
     Other Operating Income                                   471            454            420
Total Noninterest Expense                                   4,716          4,523          4,269
     Salaries & Wages                                       1,923          1,774          1,730
     Commissions & Incentive
      Compensation                                            582            502            433
     Employee Benefits                                        375            364            416
     Premises & Equipment                                     661            638            644
     Advertising                                              176            184            119
      Legal Fees                                              107            183            180
     Appreciation (Depreciation) in
      Directors' Deferred
      Compensation Plan                                        91             67            (32)
     Other Operating Expenses                                 801            811            779
Income Before Income Tax                                    2,902          2,804          2,461
Income Tax Expense (Benefit)                                  994            952            818
Net Income After Tax & Before
 Extraordinary Items                                        1,908          1,852          1,643
Extraordinary Items                                             -              -              -
Net Income                                           $      1,908   $      1,852   $      1,643

Basic Earnings Per Share                             $       0.32   $       0.31   $       0.27
Diluted Earnings Per Share                                   0.32           0.31           0.27

                                                            Quarters Ended
                                                     ---------------------------
                                                       Dec 2004       Sept 2004
                                                     ------------   ------------
                 INCOME STATEMENT
Interest Income                                      $      7,538   $      7,210
Interest Expense                                            2,499          2,256
Net Interest Income                                         5,039          4,954
Loan Loss Provision                                           330            330
Total Noninterest Income                                    2,232          2,084
     Service Charges on Deposit Accounts                      764            738
     Trust Fees                                               342            357
     Commission Income                                        229            237
     Gain on Sale of Loans                                    269            271
     Realized Gains (Losses) on Securities                      -             96
     Unrealized Gains (Losses) on
      Trading Securities
      Associated with Directors'
      Deferred Comp Plan                                      172            (12)
     Other Operating Income                                   456            397
Total Noninterest Expense                                   4,350          4,122
     Salaries & Wages                                       1,636          1,803
     Commissions & Incentive
      Compensation                                            446            365
     Employee Benefits                                        424            362
     Premises & Equipment                                     627            607
     Advertising                                              109            142
      Legal Fees                                              110            105
     Appreciation (Depreciation) in
      Directors' Deferred
      Compensation Plan                                       195              -
     Other Operating Expenses                                 803            738
Income Before Income Tax                                    2,592          2,586
Income Tax Expense (Benefit)                                  864            836
Net Income After Tax & Before
 Extraordinary Items                                        1,728          1,750
Extraordinary Items                                             -              -
Net Income                                           $      1,728   $      1,750

Basic Earnings Per Share                             $       0.29   $       0.29
Diluted Earnings Per Share                                   0.29           0.29

                                                             Years Ended
                                                     ---------------------------
                                                       Dec 2004        Dec 2003
                                                     ------------   ------------
                 INCOME STATEMENT
Interest Income                                      $     28,732   $     27,932
Interest Expense                                            8,868          8,792
Net Interest Income                                        19,864         19,140
Loan Loss Provision                                         1,320          3,920
Total Noninterest Income                                    8,302          8,182
     Service Charges on Deposit
      Accounts                                              2,970          2,801
     Trust Fees                                             1,376          1,114
     Commission Income                                        932            875
     Gain on Sale of Loans                                  1,050          1,654
     Realized Gains (Losses) on
      Securities                                              211            162
     Unrealized Gains (Losses) on
      Trading Securities
      Associated with Directors'
      Deferred Comp Plan                                      221            420
     Other Operating Income                                 1,542          1,156
Total Noninterest Expense                                  16,921         16,285
     Salaries & Wages                                       6,859          6,263
     Commissions & Incentive
      Compensation                                          1,580          1,515
     Employee Benefits                                      1,685          1,674
     Premises & Equipment                                   2,474          2,433
     Advertising                                              598            571
      Legal Fees                                              506            575
     Appreciation (Depreciation) in
      Directors' Deferred
      Compensation Plan                                       259            469
     Other Operating Expenses                               2,960          2,785
Income Before Income Tax                                    9,925          7,117
Income Tax Expense (Benefit)                                3,220          2,063
Net Income After Tax & Before
 Extraordinary Items                                        6,705          5,054
Extraordinary Items                                             -              -
Net Income                                           $      6,705   $      5,054

Basic Earnings Per Share                             $       1.11   $       0.83
Diluted Earnings Per Share                                   1.11           0.83

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                   Quarters Ended
                                                     ------------------------------------------
                                                       Sept 2005      Jun 2005       Mar 2005
                                                     ------------   ------------   ------------
                   ASSET QUALITY
Net Charge-Offs (Recoveries)                         $        325   $        172   $         74
OREO Expenses (Gains)                                          27             12             31
    Total Credit Charges                             $        352   $        184   $        105

Nonperforming Loans                                  $      2,345   $      3,257   $      3,545
OREO                                                          109            463            350
      Nonperforming Assets                                  2,454          3,720          3,895
90 Day Past Due Loans net of
 Nonperforming Loans                                          150            182             12
      Nonperforming Assets
       + 90 day PD/Assets                            $      2,604   $      3,902   $      3,907

  RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                                    0.25%          0.14%          0.06%
Credit Charges/Loans & OREO                                  0.28%          0.15%          0.09%
Nonperforming Loans/Loans                                    0.46%          0.64%          0.72%
Nonperforming Assets/Loans &OREO                             0.48%          0.74%          0.80%
Nonperforming Assets/Assets                                  0.36%          0.55%          0.60%
Nonperforming Assets+ 90 day
 PD/Assets                                                   0.38%          0.58%          0.61%
Reserve/Nonperforming Loans                                235.52%        172.18%        153.74%
Reserve/Total Loans                                          1.08%          1.11%          1.11%
Equity & Reserves/Nonperforming
 Assets                                                   2255.99%       1467.10%       1358.28%
OREO/Nonperforming Assets                                    4.44%         12.45%          8.99%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                                7.34%          7.25%          7.36%
Equity/Loans                                                 9.74%          9.69%          9.70%

   RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                                     1.13%          1.14%          1.05%
Return on Average Equity                                    15.24%         15.39%         13.94%
Net Interest Margin
 (tax-equivalent) (1)                                        3.50%          3.52%          3.51%

                                                            Quarters Ended
                                                     ---------------------------
                                                       Dec 2004       Sept 2004
                                                     ------------   ------------
                   ASSET QUALITY
Net Charge-Offs (Recoveries)                         $        (35)  $        759
OREO Expenses (Gains)                                         (27)             9
    Total Credit Charges                             $        (62)  $        768

Nonperforming Loans                                  $      3,674   $      4,369
OREO                                                          350            190
      Nonperforming Assets                                  4,024          4,559
90 Day Past Due Loans net of
 Nonperforming Loans                                           29             95
      Nonperforming Assets + 90 day
       PD/Assets                                     $      4,053   $      4,654

  RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                                   -0.03%          0.66%
Credit Charges/Loans & OREO                                 -0.05%          0.67%
Nonperforming Loans/Loans                                    0.77%          0.96%
Nonperforming Assets/Loans &OREO                             0.84%          1.00%
Nonperforming Assets/Assets                                  0.63%          0.73%
Nonperforming Assets+ 90 day PD/Assets                       0.64%          0.75%
Reserve/Nonperforming Loans                                141.37%        110.55%
Reserve/Total Loans                                          1.09%          1.06%
Equity & Reserves/Nonperforming Assets                    1306.61%       1129.46%
OREO/Nonperforming Assets                                    8.70%          4.17%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                                7.47%          7.52%
Equity/Loans                                                 9.93%         10.20%

   RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                                     1.10%          1.14%
Return on Average Equity                                    14.54%         15.14%
Net Interest Margin (tax-equivalent) (1)                     3.52%          3.57%

                                                             Years Ended
                                                     ---------------------------
                                                       Dec 2004        Dec 2003
                                                     ------------   ------------
                   ASSET QUALITY
Net Charge-Offs (Recoveries)                         $      1,145   $      3,502
OREO Expenses (Gains)                                          70            121
    Total Credit Charges                             $      1,215   $      3,623

Nonperforming Loans                                  $      3,674   $      6,189
OREO                                                          350            534
      Nonperforming Assets                                  4,024          6,723
90 Day Past Due Loans net of
 Nonperforming Loans                                           29            173
      Nonperforming Assets + 90 day
       PD/Assets                                     $      4,053   $      6,896

  RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                                    0.24%          0.82%
Credit Charges/Loans & OREO                                  0.25%          0.85%
Nonperforming Loans/Loans                                    0.77%          1.46%
Nonperforming Assets/Loans &OREO                             0.84%          1.58%
Nonperforming Assets/Assets                                  0.63%          1.14%
Nonperforming Assets+ 90 day PD/Assets                       0.64%          1.17%
Reserve/Nonperforming Loans                                141.37%         81.10%
Reserve/Total Loans                                          1.09%          1.18%
Equity & Reserves/Nonperforming Assets                    1306.61%        749.58%
OREO/Nonperforming Assets                                    8.70%          7.94%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                                7.47%          7.70%
Equity/Loans                                                 9.93%         10.69%

   RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                                     1.10%          0.90%
Return on Average Equity                                    14.44%         11.18%
Net Interest Margin (tax-equivalent) (1)                     3.62%          3.78%

    *   Based on period end numbers
    (1) Interest income on tax-exempt securities has been adjusted to a tax equivalent basis using a marginal income tax rate of 40%.